Playa Hotels & Resorts: Branding All-Inclusive September 2018 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in Playa’s Annual Report on form 10-K, filed with the SEC on March 1, 2018, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in Playa’s filings with the SEC. While forward-looking statements reflect Playa’s good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). Use of non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Please refer to the Appendix to this presentation, for detailed definitions of these measures, reconciliations of these measures to the nearest comparable GAAP measures. Third-Party Information This presentation also contains information and statistics relating to the travel and tourism industry and the all-inclusive segment in certain markets. Playa has derived such information and data from third-party reports or other sources without independent verification. No assurance can be given regarding the accuracy or appropriateness of such information and data. You should not place undue reliance on such information and data in this presentation.

Playa & Hilton Strategic Agreement Playa and Hilton have executed a Strategic Agreement providing a framework for their joint operation within the all-inclusive segment, with the initial plan to convert the following Playa-owned resorts to all-inclusive Hiltons: The Royal Playa del Carmen, Mexico (513 rooms) Dreams La Romana, Dominican Republic (756 rooms) Playa is uniquely positioned to shepherd Hilton’s growth in the all-inclusive space. We are thrilled to see what is possible as part of this strategic alliance as we continue to grow along-side Hilton and our other world class partners The strategic alliance between Hilton and Playa calls for eight additional Hilton all-inclusive resorts by 2025

Playa & Hilton Benefits Of Branding Hilton’s selection of Playa as its strategic partner in the development and management of all-inclusive Hiltons throughout the Caribbean, Mexico and Latin America reflects its confidence and conviction in Playa’s best-in-class stewardship of all-inclusive resorts The benefits of branding: Efficiently introduces Playa to new guests given Hilton’s broad geographic sales and marketing footprint, particularly in the group space Brand familiarity is attractive to “first-time all-inclusive” customers Facilitates conversion of first-timers to Playa’s other properties, brands, and geographies Lowers customer acquisition costs Immediate access to Hilton’s 78+ million Hilton Honors members Access to Hilton’s lower cost OTA contract rates Increases propensity to book direct RevPAR index premiums; Hilton’s current RevPAR index premium system-wide is 1.14 Limited cannibalization of existing assets given high percentage of redemptions and minimal overlap of top tier loyalty members Benefits of scale – purchasing, marketing, share of voice Alliance contributes a second set of eyes aimed at maximizing returns and guest satisfaction

Playa & Hilton Strategic Agreement This new relationship with Hilton: Significantly expands Playa’s total addressable market and allows Playa to greatly increase the number of resorts it can operate in each market, thereby enhancing Playa’s ability to potentially capture additional transactions and management contracts Currently Hilton Hotels & Resorts has no presence in the following markets: Cancún, Mexico Riviera Maya / Playa del Carmen, Mexico Punta Cana, Dominican Republic La Romana, Dominican Republic

Branding partnerships have helped deliver substantial growth to Playa’s performance and significant runway remains for the “All-Inclusive” model Includes Hyatt Ziva Cancún, Hyatt Zilara Cancún, Hyatt Ziva Los Cabos & Hyatt Ziva Puerto Vallarta. ADR & RevPAR calculated Year-to-Date as of 12/31/2013 and 12/31/2017 Positive Impact ADR ($) RevPAR ($) Adjusted EBITDA ($M) (1) Pre Post (1) (1) Current Branded Locations Hyatt Zilara Cancún Hyatt Ziva Cancún Hyatt Ziva Puerto Vallarta Hyatt Ziva Los Cabos Hyatt Ziva / Zilara Rose Hall Creating Value Through Branding Partnerships – Case Studies Branding Partnership Success (1) Growth:44.8% Growth:55.5% Growth:167.2% (1) (1)

Strategic Hilton Development Agreement Hilton Playa del Carmen, an All-Inclusive Resort

Hilton Playa del Carmen, an All-Inclusive Resort Rebranding & Renovation Plan Rebranding & Renovation The resort will be re-branded as an all-inclusive Hilton Hotel & Resort on November 1, 2018 Conversion and renovation will be completed in three phases from November 2018 to November 2019 Current estimate of discretionary capital investment to be spent is $18M - $20M $35k - $39k per key Expected stabilized year range is 2022 - 2023 Redevelopment Estimated Project Cost: ~$18M - $20M Cash-on-Cash Return (1) Stabilized Year: 32% - 41% Cash-on-Cash return calculated by dividing the incremental EBITDA generated by the renovation (Stabilized Year incremental EBITDA over 2018E) by the redevelopment cost $31 - $32

Rebranding & Renovation Timeline 2018 Phase #2 July 2019 – September 2019: 182 guestrooms located on the Southern section of the property will be renovated French, Mexican and beach restaurants Spa (addition of new treatment rooms) 2019 Phase #1 May 2019 – July 2019: 187 guestrooms located on the Northern section of the property will be renovated Lobby area and lobby bar Coffee house, Buffet and Mediterranean restaurants Hilton Signage Phase #3 September 2019 – November 2019: 144 guestrooms located in the buildings on the Central section of the property will be renovated Hilton Playa del Carmen, an All-Inclusive Resort Northern Southern Central November 2019: Renovation Complete November 2018: Begin small renovation projects on F&B outlets & public spaces with minimal disruption November 2018: Hotel is re-branded as Hilton Playa del Carmen, an All-Inclusive Resort

Hilton La Romana, an All-Inclusive Resort

Hilton La Romana, an All-Inclusive Resort

Rebranding & Renovation Plan







Adjusted EBITDA ($mm)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$15.9
$23 - $24
2018E
Stabilized Year

Rebranding & Renovation

- The resort will be re-branded as an all-inclusive Hilton Hotel & Resort in November 2018, at which time, Playa will begin to manage the resort
- The conversion and renovation will take approximately a year and will be conducted in 2 phases
- The current 756 room hotel will be repositioned into two Hilton Hotels & Resorts:
  - 344-room Hilton all-inclusive adults only resort
  - 412-room Hilton all-inclusive all-ages resort
- Current estimate of discretionary capital investment to be spent is $32M - $34M
  - $42k - $45k per key
  - Expected stabilized year range is 2022 - 2023

Redevelopment

- Estimated Project Cost: **~$32M - $34M**

Cash-on-Cash Return (1)

- Stabilized Year: **21% - 25%**

(1) *Cash-on-Cash return calculated by dividing the incremental EBITDA generated by the renovation (Stabilized Year incremental EBITDA over 2018E) by the redevelopment cost*

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Rebranding & Renovation Timeline 2018 Phase #2 March 2019 – November 2019: The West side of the resort will be closed for renovations Renovation of 412 rooms Addition of 22 swim-up rooms Renovations of F&B outlets: Seaside Grill, Italian & French Restaurant Teens Club & New Kids Club Family VIP lounge Convention Center Main lobby (includes lobby bar, retail & coffee house) Spa & fitness facility 2019 Phase #1 November 2018 – March 2019: The East side of the resort will be closed for renovations Renovation of 344 rooms Addition of 24 swim-up rooms Renovation of F&B outlets: Buffet, El Olivo, La Jungla, Oceana restaurants & the sports bar New Indian Restaurant New lobby for the adult-only section with a new restaurant/lounge & coffee outlet New fitness facility Hilton La Romana, an All-Inclusive Resort November 2019: Conversion and renovation complete of the two Hilton all-inclusive resorts November 2018: Hotel is re-branded as Hilton La Romana, an All-Inclusive Resort

Strong branded presence in leading destinations with more than 20 hotels in Mexico and the Caribbean Brands (by rooms) (1) Owned & Managed by Playa Managed by AMResorts Jamaica Los Cabos Puerto Vallarta Cancún / Riviera Maya Punta Cana La Romana Brand Distribution After Conversion of THE Royal Playa del Carmen & Dreams La Romana Playa Hotels & Resorts Management Contracts Room count of all pro-forma Playa-owned properties (excludes management contracts) Pro-forma room count after the conversion and renovation of Hilton Playa del Carmen and Hilton La Romana completed at the end of 2019 (2)

Vision 2021 – Challenges & Opportunites Key Challenges & Opportunities Near-term construction & rebranding disruption Recent transition from Mark Travel to lower cost and direct business Continued rate softness and discounting among our competitive set in Cancun & The Riviera Maya is a headwind to ADR growth and margins Challenges Opportunities US Branding all-inclusive: increases direct bookings, increases management opportunities, exposes a larger pool of guests to the Playa all-inclusive experience Our continued momentum in driving direct bookings and lower cost distribution channels is a long-term positive for margins and “owning” the guest relationship Strong demand is driving slightly higher occupancies, which can trigger positive ADR momentum if demand continues. Longer-term, keeping standards high and exceeding guest expectations breeds loyalty and repeat visitation Pro-forma annualized Adjusted EBITDA of $227 to $241 in 2019 after normalizing for the Hilton conversions and a full first year of Hyatt Ziva & Zilara Cap Cana

Vision 2021 – Changes To EBITDA Outlook Scenario Analysis We are updating our multi-year outlook due to the near-term material disruption that will occur during the two conversions to all-inclusive Hiltons. This outlook is effective only as of today, and represents the current estimated growth trajectory excluding any additional all-inclusive Hiltons. Playa undertakes no obligation to revise this outlook. 2018 Changes Reduced the 2018 EBITDA outlook by $4.5 million at the midpoint to reflect: Initial costs and disruption associated with the conversion of the Dreams La Romana into the Hilton La Romana, an All-Inclusive Resort, and the internalization of management ($2 million) Recent transition of Mark Travel business & continued softening of rates in Cancún and The Riviera Maya ($2 - $3 million) 2019 Changes Reduced the 2019 EBITDA outlook by $26 million at the midpoint to reflect: The conversion and renovation of Dreams La Romana and The Royal Playa del Carmen to all-inclusive Hiltons We estimate roughly $20 million in 2019 EBITDA disruption, or approximately 48% of the combined 2017 EBITDA of those two resorts We expect the following number of rooms to be out of service in 2019: Hilton Playa del Carmen, an All-Inclusive Resort 47,000 – 55,000 rooms nights, 25% - 29% of total room nights Hilton La Romana, an All-Inclusive Resort 133,000 - 145,000 rooms nights, 48% - 53% of total room nights Recent transition of Mark Travel business & continued softening of rates in Cancún and The Riviera Maya (~$6 million) Additionally, as previously disclosed, we are currently forecasting approximately $6 million in EBITDA disruption, 34% of 2017 EBITDA, for the Hyatt Zilara Cancún resort renovation and expansion 2020 Changes Reduced the EBITDA outlook range by $6 million at the midpoint, to a revised range of $255 to $272 million, reflecting the following: The incorporation of a normalization period during 2020's winter season, following the 4Q19 completion of the two Hilton all-inclusive remodels Playa’s historical fully stabilized conversion and expansion projects have generated an average 26%+ cash-on-cash return

Includes Playa properties, Sagicor acquired properties, 3rd Party Management Contracts and Corporate Expense Initial costs and disruption associated with the conversion of the Dreams La Romana into the Hilton All-Inclusive and the internalization of management Disruption from conversion and renovation projects to include Hilton All-Inclusive Playa del Carmen, Hilton All-Inclusive La Romana and Hyatt Zilara Cancún (as previously communicated) Illustrates the Portfolio Pro-forma in 2018 adding back disruption and annualizing Sagicor results; in 2019 adding back disruption and annualizing Hyatt Cap Cana results Scenario Analysis $173 - $178 $192 to $182 $272 to $255 $309 to $285 $180 to $175 2020 2021 2019 2018 $6 - $11 $4 - $5 $52 - $57 $21 - $23 $16 - $19 $7 - $9 $7 - $9 (1) $171 $29 - $33 (3) ($24 - $26) Vision 2021 - Quantifying Today’s Growth Strategy (1) (1) (1) (2) ($2) Conversion Renovation & Disruption Hyatt Cap Cana (4) (4) Sagicor Adjusted EBITDA

Hyatt Ziva & Zilara Cap Cana Hilton Playa del Carmen, an All-Inclusive Resort Hilton La Romana, an All-Inclusive Resort Hyatt Zilara Cancún Hyatt Ziva Cancún Hilton Rose Hall Jewel Grande / Hyatt Ziva Palmyra Estimated Year 2017 - 2019 2019 2019 2019 - 2020 2019 2019 2019 - 2020 Renovation Expansion Rebranding / Reposition N/A Remain Operational During Renovation N/A N/A Estimated Stabilized Year 2022 - 2023 2022 - 2023 2022 - 2023 2022 - 2023 2021 - 2022 2021 - 2022 2023 - 2024 Estimated Project Cost $251M (with purchase of land) $18M - $20M $32M - $34M $37M - $40M $29M - $30M $21M - $23M $83M - $85M Scenario Analysis – Other Project Assumptions Current assumptions (denoted within the red box) – still subject to Board Approval Vision 2021 - Today’s Growth Strategy

Appendix

Definition of Adjusted EBITDA We define EBITDA, a non-U.S. GAAP financial measure, as net income or loss, determined in accordance with U.S. GAAP, for the period presented, before interest expense, income tax and depreciation and amortization expense. We define Adjusted EBITDA, a non-U.S. GAAP financial measure, as EBITDA further adjusted to exclude the following items: Other expense, net Impairment loss Pre-opening expense Transaction expenses Severance expense Other tax expense Gain on property damage insurance proceeds Share-based compensation Loss on extinguishment of debt Non-service cost components of net periodic pension cost (benefit) Other items which may include, but are not limited to the following: management contract termination fees; gains or losses from legal settlements; repairs from hurricanes and tropical storms; and Jamaica delayed opening accrual reversals. We believe that Adjusted EBITDA is useful to investors for two principal reasons. First, we believe Adjusted EBITDA assists investors in comparing our performance over various reporting periods on a consistent basis by removing from our operating results the impact of items that do not reflect our core operating performance. For example, changes in foreign exchange rates (which are the principal driver of changes in other expense, net), and expenses related to capital raising, strategic initiatives and other corporate initiatives, such as expansion into new markets (which are the principal drivers of changes in transaction expenses), are not indicative of the operating performance of our resorts. The other adjustments included in our definition of Adjusted EBITDA relate to items that occur infrequently and therefore would obstruct the comparability of our operating results over reporting periods. For example, revenue from insurance policies, other than business interruption insurance policies, is infrequent in nature, and we believe excluding these expense and revenue items permits investors to better evaluate the core operating performance of our resorts over time. The second principal reason that we believe Adjusted EBITDA is useful to investors is that it is considered a key performance indicator by our board of directors (our “Board”) and management. In addition, the compensation committee of our Board determines the annual variable compensation for certain members of our management based, in part, on consolidated Adjusted EBITDA. We believe that Adjusted EBITDA is useful to investors because it provides investors with information utilized by our Board and management to assess our performance and may (subject to the limitations described below) enable investors to compare the performance of our portfolio to our competitors. Adjusted EBITDA is not a substitute for net income or any other measure determined in accordance with U.S. GAAP. There are limitations to the utility of non-U.S. GAAP financial measures, such as Adjusted EBITDA. For example, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-U.S. GAAP financial measures that other companies publish to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income or loss generated by our business or discretionary cash available for investment in our business, and investors should carefully consider our U.S.GAAP results presented. Reconciliation Of Adjusted EBITDA For Future Periods Playa is not able to provide a reconciliation of estimated future Adjusted EBITDA to GAAP Net Income as it is not able to estimate futures interest, taxes and depreciation. Definition of Adjusted EBITDA

Reconciliation of EBITDA & Adjusted EBITDA For Playa Only